UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
_________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 24, 2020

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	, $.01 par value	552676108	New York Stock Exchange
6% Senior Notes due January 2043		552676AQ1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) (c) The Company has announced that, effective as of August 24, 2020, Staci M. Woolsey, who has been serving as the Company’s Vice President and Controller, has been appointed by the Company’s Board of Directors to the additional position of Principal Accounting Officer. Robert N. Martin, the Company’s Senior Vice President and Chief Financial Officer has relinquished the Principal Accounting Officer position as of that date. Ms. Woolsey will hold office until her successor is duly elected and qualified or until her resignation, retirement, death or removal from office. Ms. Woolsey’s annual base salary is $310,000 and she is eligible to receive an annual discretionary cash bonus and equity grant depending on her performance.

Ms. Woolsey, 43, first joined the Company in November 2018, and has served as Vice President and Controller since that time, performing oversight of the Company’s corporate and divisional accounting, financial reporting, audit and administrative functions. Prior to joining the Company, Ms. Woolsey was employed as Vice President and Controller of the Energy, Infrastructure and Industrial Construction segment of AECOM since 2016, performing the functions of accounting and audit oversight, financial reporting, financial shared services and accounting systems strategic initiatives. Ms. Woolsey had been employed with AECOM or its predecessor companies in a variety of roles since 2012.

Ms. Woolsey received a bachelor’s degree in Accounting from the University of Idaho and is a Certified Public Accountant. She started her career in public accounting with the international accounting firm Deloitte.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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M.D.C. HOLDINGS, INC.

Dated:	August 27, 2020	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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